Symetra Life Insurance Company
      [Home office:  777 108th Avenue NE, Suite 1200 | Bellevue, WA 98004-5135]
            [Contract Maintenance Office: PO Box 758545 | Topeka, KS 66675-8545]
[Symetra Financial logo]             [Phone 1-800-457-9015 | Fax 1-785-228-4545]
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SYMETRA [TRUE] INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION
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Owner
All Contract 	Full Legal Name (Trust Owners please also complete form #[XXXX])	SSN/Tax ID Number
Owner
correspondence
will be sent to --------------------------------------------------------------------------------------------
the mailing 	Residence/Entity Address (May not be a P.O. Box)	City		State	Zip
address.
		--------------------------------------------------------------------------------------------
		Mailing Address (if different from Residence/Entity Address)	Phone No. (include area code)

		--------------------------------------------------------------------------------------------
		Date of Birth	Sex	U.S. Citizen? [ ] Yes   [ ] No			[ ] Married
			        [ ] M   If no, [ ] Resident Alien   [ ] Non-Resident Alien	[ ] Single
			        [ ] F	Country of Citizenship_______________________	[ ] Other_____
  		--------------------------------------------------------------------------------------------
		Type of Owner    (*Additional documentation may be required)
                [ ] Individual    [ ] Joint    [ ] Trust    [ ] Corporate/Partnership*
		[ ] Guardianship/Conservatorship*
                [ ] UTMA/UGMA*            [ ] Other_____________________________________________________*.

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Joint Owner	Full Legal Name 						SSN
Optional,
nonqualified 	--------------------------------------------------------------------------------------------
annuities only.	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)


		--------------------------------------------------------------------------------------------
		Date of Birth	Sex	U.S. Citizen? [ ] Yes   [ ] No		 Relationship to Owner
			        [ ] M   If no, [ ] Resident Alien   [ ] Non-Resident Alien
			        [ ] F	Country of Citizenship_______________________
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Annuitant	Full Legal Name 						SSN
Required if
the Owner 	--------------------------------------------------------------------------------------------
is a non-	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)
natural
person.  If 	--------------------------------------------------------------------------------------------
Joint Owners 	Date of Birth	Sex	U.S. Citizen? [ ] Yes   [ ] No
are listed,			[ ] M   If no, [ ] Resident Alien   [ ] Non-Resident Alien
the default 			[ ] F	Country of Citizenship_______________________
Annuitant is
the primary
Owner.  If
Plan Type
chosen below
is "qualified,"
the Owner and
Annuitant must
be the same.
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Joint Annuitant	Full Legal Name 						SSN
Optional,
nonqualified 	--------------------------------------------------------------------------------------------
annuities only.	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)

		--------------------------------------------------------------------------------------------
		Date of Birth	Sex	U.S. Citizen? [ ] Yes   [ ] No		Relationship to Annuitant
				[ ] M   If no, [ ] Resident Alien   [ ] Non-Resident Alien
				[ ] F	Country of Citizenship_______________________

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Owner's Beneficiary Designation In the event of the death of the Owner, the surviving joint Owner becomes the primary Beneficiary.
                         Use form #[XXXX] to list any additional Beneficiaries
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Primary 	Full Legal Name 	Date of Birth	SSN	Relationship to Owner	Percentage
Beneficiary	--------------------------------------------------------------------------------------------
The percentages 1.
must total 100% --------------------------------------------------------------------------------------------
for all primary 2
Beneficiaries.	--------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------	.
Contingent 	Full Legal Name 	Date of Birth	SSN	Relationship to Owner	Percentage
Beneficiary	--------------------------------------------------------------------------------------------
The percentages 1.
must total 100% --------------------------------------------------------------------------------------------
for all 	2.
contingent 	--------------------------------------------------------------------------------------------
Beneficiaries.
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Plan Type	[[ ] Nonqualified	Qualified - Check one
					[ ] SEP IRA
					[ ] SIMPLE IRA
					[ ] Traditional IRA  Contribution: Year_____
					[ ] Roth IRA - First tax year contribution made_____

					Employer Name(SEP IRA and SIMPLE IRA only):

									   ]
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Purchase 	Initial Purchase Payment $________________________ (Minimum is [$25,000.00])
Payment
Make checks
payable to
Symetra Life
           	[ ] Check Enclosed                 Brokerage Account #___________________________________
           	[ ] Wire
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Source of
Funds		[ ] New Money          [ ] IRC 1[ ]35 Exchange*   [ ] IRA Conversion	[ ] Inherited IRA
		[ ] Rollover*          [ ] Transfer*              [ ] Roth IRA Conversion*
*Submit appropriate transfer form and state replacement form(s) if the applicant has existing life insurance or annuity contracts to be replaced.
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Investment 	Use only whole percentages and the total of all Sub-accounts must equal 100%.
Instructions	[Standard Sub-accounts]
Please provide 		Purchase 	Fund Name	Purchase 	Fund Name
investment 		Payment				Payment
instructions 		---------------------------------------------------------------------
for your initial 	____%	[Money Market Fund]		____%	[Fund Name]
Purchase Payment.  	____%	[Fund Name]		____%	[Fund Name]
These 			____%	[Fund Name]		____%	[Fund Name]
instructions 		____%	[Fund Name]		____%	[Fund Name]
will be used 		____%	[Fund Name]		____%	[Fund Name]
for subsequent 		____%	[Fund Name]		____%	[Fund Name]
Purchase Payments	____%	[Fund Name]		____%	[Fund Name]
unless you tell 	____%	[Fund Name]		____%	[Fund Name]
us differently.		____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
If you wish to 		____%	[Fund Name]		____%	[Fund Name]
take advantage of 	____%	[Fund Name]		____%	[Fund Name]
systematic 		____%	[Fund Name]		____%	[Fund Name]
investment programs	____%	[Fund Name]		____%	[Fund Name]
or change your 		____%	[Fund Name]		____%	[Fund Name]
investment 		____%	[Fund Name]		____%	[Fund Name]
instructions, 		____%	[Fund Name]		____%	[Fund Name]
please talk with 	____%	[Fund Name]		____%	[Fund Name]
your registered 	____%	[Fund Name]		____%	[Fund Name]
representative 		____%	[Fund Name]		____%	[Fund Name]
or visit our 		____%	[Fund Name]		____%	[Fund Name]
website.		____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]
			____%	[Fund Name]		____%	[Fund Name]

[If your investment 	[Prepaid Annuity Sub-accounts]
instruction directs a 	Purchase
percentage to any 	Payment		Fund Name
Prepaid Annuity 	____%	[Fund Name]
Sub-account that does 	____%	[Fund Name]
not correlate to your 	____%	[Fund Name]
birth year, the 	____%	[Fund Name]
Prepaid Annuity 	____%	[Fund Name]
Option in the 		____%	[Fund Name]
Contract will not 	____%	[Fund Name]
be available to you.
Please see the
Contract or prospectus
for full details.]






		Total of all Sub-accounts (must equal 100%) __________%
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[Optional 	[This rider is only available at the time the Owner purchases the Contract.  In order
Rider]		to select the optional benefit rider, the Owner must be the Annuitant.  Any joint Owners,
[See the 	or in the case of non-natural Owners, joint Annuitants to be covered by this rider, must
prospectus 	be spouses*.  Any election otherwise will terminate the rider.  The oldest Owner, or in the case or the Contract of a non-natural Owner, the oldest Annuitant, must be younger than age 76.  There is a charge
for complete 	for this rider.
details]
                    [ ]	  Wealth Transfer Benefit (WTB)

		*For states that extend spousal rights to persons who enter into a civil union, domestic
		partnership or similar legal arrangement, those persons will be considered spouses for purposes
		of electing this rider.]
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Electronic 	[ ] By checking here and providing my e-mail address (below), I consent to initiate the process
Documents	of receiving electronic documents and notices for my Symetra True variable annuity Contract.
		These include, but are not limited to, prospectuses, prospectus supplements, annual and semi-
		annual reports, statements and confirmations, and privacy notice.  I consent to receive in
		electronic format any documents added in the future.

		Important Information Concerning Electronic Delivery:

		-	There is no charge for electronic delivery, although an Internet provider may charge
			for Internet access.
		-	You are confirming that you have access to a computer with Internet capabilities and
			an active email account to receive information electronically.
		-	If Symetra Life is not able to confirm an email address or has reasonable suspicion
			that an email address is incorrect, Symetra Life will not activate electronic delivery,
			in which case paper copy documents will be sent.
		-	You should update your email filters to allow email notifications from Symetra Life.
		-	Not all Contract documentation and notifications may be currently available in
			electronic format.
		-	Paper copies of the information may be requested at any time for no charge.
		-	For jointly owned Contracts, both Owners consent to have information sent to the email
			address listed below.
		-	If the email address changes after your consent, notification must be sent to
			Symetra Life.
		-	Electronic delivery will be cancelled if emails are returned undeliverable.
		-	This consent will remain in effect until revoked.
		-	To revoke your consent or if you wish to receive a paper copy of the information above,
			or if you need to update your email address, please call [1-800-796-3872] or
			visit the company website.

       		EMAIL ADDRESS__________________________________________________________

	Electronic delivery document notifications will be provided to only one email address.  The email address provided above will override any existing email address, if applicable.
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Telephone 	[ ]	I/we hereby authorize Symetra Life to accept and act on telephone instructions from me
Transfer 		regarding the transfer of funds between the Sub-accounts of this Contract.  This
Authorization		authorization will remain in effect until Symetra Life receives written revocation
			from me.

		Symetra Life will employ reasonable procedures to confirm that instructions communicated by
		telephone are genuine.  Symetra Life reserves the right to refuse telephone instructions from
		any caller if we are unable to confirm to our satisfaction that the caller is authorized to
		give those instructions.

		To transfer by telephone, call Symetra Life at [1-800-796-3872].  All telephone calls
		will be recorded.  You will be required to provide the identification information listed below.
		Written confirmation of transfer transaction(s) will be provided to you.

		Unless otherwise indicated, this form does not permit anyone else to exercise discretionary
		authority to effect transactions on your behalf without obtaining your prior authorization.

		Identification Information: ----------------------------------
						Owner's mother's maiden name

					    ------------------------------------
						Joint Owner's mother's maiden name
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Owner's 	Have you received a current prospectus?    [ ] Yes    [ ] No
Statement and
Signatures	Replacement of Life Insurance Policies or Annuity Contracts

		Do you have any existing life insurance policies or annuity contracts with this or any
		other company?
    		[ ] Yes (complete any state specific replacement forms, if required)    [ ] No
		Will this Contract replace any existing life insurance policies or annuity contracts with
		this or any other company?
    		[ ] Yes (complete the following and submit
			state specific replacement forms, if required)    [ ] No

		Company Name 						Contract Number

		Company Name 						Contract Number

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		I acknowledge that Contract Values that are based on the Separate Account assets are not
		guaranteed and will decrease or increase with investment experience.

		Under penalties of perjury, I certify that the Social Security Number or Tax Identification
		Number listed on this application is correct and that I am not subject to backup withholding
		either because I have not been notified by the IRS that I am subject to backup withholding
		or the IRS has notified me that I am no longer subject to backup withholding.

		I understand and agree that any fees or taxes will be deducted from my Purchase Payments
		or Contract Value, as applicable.

		If I am signing on behalf of an entity, I agree that I am authorized and empowered to sign
		and that the entity is in compliance with all applicable laws and regulations.  I also agree,
		on behalf of the entity, to notify Symetra Life of any change in the entity's status or
		authorized individuals.

		I declare that the statements and answers on this application are full, complete, and true,
		to the best of my knowledge and belief, and shall form a part of the annuity Contract
		issued hereon.  I have read and understand the applicable Notice and Disclosures on the last
		page of this application.

		With this in mind, I acknowledge that, to the best of my knowledge and belief, the annuity
		and any additional benefits applied for are suitable for my investment horizon, goals and
		objectives and financial situation and needs.
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		Owner's Signature				Signed in State		Date


		----------------------------------------------------------------------------------------------
		The Owner is signing as:    [ ] Self    [ ] Trustee    [ ] Guardian    [ ] Officer

		[ ]Custodian    [ ] Other:________________________

		----------------------------------------------------------------------------------------------
		Joint Owner's Signature (if applicable)		Signed in State		Date

		----------------------------------------------------------------------------------------------
		Annuitant's Signature (if different from Owner)	Signed in State		Date

		----------------------------------------------------------------------------------------------
		Joint Annuitant's Signature (if applicable)	Signed in State		Date

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Agency 		To the best of my knowledge does the Owner have any existing life insurance policies or annuity
Statement	contracts?
             		[ ] Yes (complete any state specific replacement forms, if required)    [ ] No
		Do you have any reason to believe the annuity applied for will replace or change any existing
		life insurance policies or annuity contracts?
             		[ ] Yes (complete any state specific replacement forms, if required)    [ ] No
		[ ] The Owner/Annuitant is an active duty service member of the United States Armed Forces
		and I have provided the required disclosure (form #[XXXX]).

		I certify that the answers to the questions above are true to the best of my knowledge and
		belief and I have verified the identity of each Owner/Annuitant by reviewing government-
		issued photo identification or alternate method approved by my Broker/Dealer.  I have reviewed
		the applicant's financial status and objectives and find this coverage is appropriate for
		his/her needs.
		----------------------------------------------------------------------------------------------
		Print Registered Representative's Name and Firm Name	Registered Representative's Stat#

		----------------------------------------------------------------------------------------------
		Signature of Registered Representative			Address

		----------------------------------------------------------------------------------------------
		Location/State ID #					Telephone	Date

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Addresses
	If including a check, mail	Mail all other Application		Overnight Address:
	Application package to:		packages to:
	Symetra Life Insurance Company	Symetra Life Insurance Company	         Symetra Life Insurance Company
	[PO Box 758568			[PO Box 758545				[200 W 6th Avenue
	Topeka, KS 66675]		Topeka, KS 66675]			Topeka, KS  66603-3704]

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						Notices and Disclosures
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Identification 	Federal law requires sufficient information to identify parties to the purchase of a
of Parties	variable annuity.  Your failure to provide such information could result in unprocessed
		transactions or the annuity Contract being delayed, declined or terminated.
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Community or 	Unless the Owner/Annuitant has notified Symetra Life of a community or marital property
Marital 	interest in this Contract, Symetra Life will rely in good faith that no such interest
Property 	exists and will assume no responsibility for inquiry.
Interest
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[Information 	[Pursuant to Section 3 of the federal Defense of Marriage Act (DOMA), same-sex marriages,
Regarding the 	civil unions, and domestic partnerships currently are not recognized for purposes of federal law.
Federal 	Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex
Defense Of 	spouse under Internal Revenue sections 72(s) and 401(a)(9) are currently NOT available to a
Marriage Act]	same-sex spouse.  Same-sex spouses who own or are considering the purchase of annuity products
		that provide benefits based upon status as a spouse should consult a tax advisor.  To the
		extent that an annuity contract or certificate accords to spouses other rights or benefits
		that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefit to
		the same extent as any annuity holder's spouse.]
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If This Annuity The annuity is not a deposit.  The annuity is not guaranteed by any bank or credit union.
is Purchased 	The annuity is not insured by the FDIC or by any other governmental agency.  The purchase
Through a Bank 	of an annuity is not a provision or condition of bank or credit union activity.  This
or Credit Union	annuity is subject to investment risk and may go down in value.
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Fraud Warning	Any person who knowingly presents a false statement in an application for insurance may be
		guilty of a criminal offense and subject to penalties under state law.
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